CONTENTS

Shareholder Letter                                                    1
Performance Summaries
 Class I                                                              5
 Class II                                                             7
 Advisor Class                                                        9
Financial Highlights &
Statement of Investments                                             11
Financial Statements                                                 18
Notes to
Financial Statements                                                 21



You may find a complete listing of the fund's portfolio holdings, including the number of shares and dollar value, beginning on page 14 of this report.

SHAREHOLDER LETTER

Your Fund's Objective: The Franklin Equity Fund seeks capital appreciation and secondarily, current income, by investing primarily in common stocks or securities convertible into common stocks.

Dear Shareholder:

We are pleased to bring you the semi-annual report for the Franklin Equity Fund covering the six months ended December 31, 1997. During the reporting period, U.S. gross domestic product grew at an annual rate of almost 4%, and in November, the federal government posted its first 12-month budget surplus since 1970. Although unemployment dropped to its lowest rate since 1973, improvements in worker productivity helped keep consumer price inflation at its lowest annualized rate since 1986. Consequently, the Federal Reserve Board left the federal funds interest rate unchanged throughout the entire six month reporting period.

The most notable event of the period was the Asian currency crisis. Devaluations by several countries caused investors to become fearful that exports to those areas would decrease, causing lower economic growth and profits for U.S. and European companies. As a result, global equity markets experienced severe volatility, preventing the major stock indices from reaching new highs. Within this environment, the Franklin Equity Fund - Class I shares provided a +8.32% six-month total return, as discussed in the Performance Summary on page 5.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

One of our best-performing positions during the period was Tekelec, a telecommunications equipment company that provides diagnostic systems and network switching products. The fund also benefited from its holdings in SAP, AG, a German company producing enterprise resource planning software; Travelers Group, Inc., a diversified financial services firm; U.S. Bancorp, a growing regional bank; and Bristol-Myers Squibb Co., a multi-national pharmaceutical company. Total return for these companies ranged from 18% to 53% for the six-month period.

However, we held positions in some companies whose near-term earnings were below investors' expectations. This category included 3Com Corp., a leader in the fast-growing data-networking industry; Nike Inc., the world's best-known shoe company, and Motorola Inc., a world leader in wireless communications. Our analysts and managers thoroughly reviewed the long-term growth prospects of each company and determined that, because of their market positions, the weakness in these stocks may be merely temporary.

During the period, we purchased shares in software technology companies which derive a greater portion of their revenues and earnings from the U.S. and Europe than from Asia. Three of these companies, Parametric Technology Corp., a software supplier that automates product development; Synopsys Inc., a provider of design technologies to creators of advanced integrated circuits; and i2 Technologies Inc., which sells supply chain management software to manufacturers, are leaders in their respective markets, invest heavily in research and development and enjoy high returns on capital.

Looking forward, our long-term outlook for the domestic stock market remains bullish. Although the Asian currency crisis could detract from U.S. gross domestic product in 1998, the increasingly globalized economy is creating opportunities for many domestic companies to compete successfully overseas, and the trend of aging "baby-boomers" investing for retirement remains a major source of market liquidity. We believe the technology sector should continue to provide tremendous opportunities in the years ahead. This is not to say, however, that there won't be periods of volatility within this sector. There will be, but in our opinion, the fund is better positioned to weather any temporary setbacks than the overall market over the long term.



Top 10 Holdings
12/31/97

Company,                                        % of Total
INDUSTRY                                        Net Assets

Cisco Systems Inc.                                  2.3%
ELECTRONIC TECHNOLOGY
AES Corp.                                           2.1%
INDUSTRIAL SERVICES
Enron Corp.                                         1.9%
UTILITIES
Intel Corp.                                         1.8%
SEMICONDUCTORS
US Bancorp                                          1.7%
FINANCE
Parametric Technology Corp.                         1.7%
SOFTWARE/TECHNOLOGY SERVICES
Providian Financial Corp.                           1.6%
FINANCE
Portugal Telecom SA                                 1.6%
UTILITIES
BankBoston Corp.                                    1.5%
FINANCE
Mattel Inc.                                         1.5%
CONSUMER DURABLES


Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

As always, we thank you for your participation in the Franklin Equity Fund and look forward to serving your investment needs in the years to come. We welcome any comments or suggestions you may have.

Sincerely,




Charles B. Johnson
Chairman
Franklin Equity Fund


PERFORMANCE SUMMARY



Class I

Franklin Equity Fund - Class I reported a +8.32% cumulative total return for the six-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. Over the 10-year period ended December 31, 1997, the fund delivered a cumulative total return of more than +288%, and an average annual total return of more than +14%.

The fund's share price, as measured by net asset value, decreased $0.42, from $10.16 on June 30, 1997, to $9.74 on December 31, 1997. During the reporting period, shareholders received per-share distributions of 3.8 cents ($0.038) in dividend income, 14.95 cents ($0.1495) in short-term capital gains, and $1.0965 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.



Class I
Periods ended 12/31/97

                                       One-     Five-    Ten-
                                       Year     Year     Year
Cumulative Total Return1              26.62%  121.52%   288.64%
Average Annual Total Return2          20.93%   16.16%    14.02%
Value of $10,000 Investment3         $12,093  $21,148   $37,123

                 12/31/93 12/31/94  12/31/95 12/31/96  12/31/97
One-Year
Total Return4       8.53%   -1.38%    32.94%   22.96%    26.62%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the current maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge. Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price; thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Class II

Franklin Equity Fund - Class II reported a +7.89% cumulative total return for the six-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, decreased $0.43, from $10.12 on June 30, 1997, to $9.69 on December 31, 1997. During the reporting period, shareholders received per-share distributions of 14.95 cents ($0.1495) in short-term capital gains, and $1.0965 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.



Class II
Periods ended 12/31/97

                                                         Since
                                                       Inception
                                             One-Year  (5/1/95)
Cumulative Total Return1                      25.79%     84.32%
Average Annual Total Return2                  23.51%     25.25%
Value of $10,000 Investment3                 $12,351    $18,240
                                             12/31/96  12/31/97
One-Year Total Return4                        21.85%     25.79%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include all sales charges.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and includes sales charges.
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Advisor Class

Franklin Equity Fund - Advisor Class reported a cumulative total return of +8.32% for the six-month period ended December 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The fund's share price, as measured by net asset value, decreased $0.43 from $10.17 on June 30, 1997, to $9.74 on December 31, 1997. During the reporting period, shareholders received per-share distributions of 4.82 cents ($0.0482) in dividend income, 14.95 cents ($0.1495) in short-term capital gains, and $1.0965 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.



Advisor Class
Periods ended 12/31/97

                                       One-     Five-    Ten-
                                       Year*    Year*    Year*
Cumulative Total Return1              26.85%  121.92%   289.34%
Average Annual Total Return1          26.85%   17.28%    14.56%
Value of $10,000 Investment2         $12,685  $22,192   $38,934

                 12/31/93 12/31/94  12/31/95 12/31/96  12/31/97
One-Year
Total Return*,3     8.53%   -1.38%    32.94%   22.96%    26.85%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 28.32%. This was a period of generally rising securities prices.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the indicated periods.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the periods ended on the specified dates. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN EQUITY FUND
Financial Highlights


                                                                                Class I
                                             Six Months Ended
                                             December 31, 1997              Year Ended June 30,
                                              (unaudited)   1997       1996      1995      1994      1993
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period......         $10.16     $8.26      $7.24     $6.53     $7.25     $7.12
                                          ------------------------------------------------------------------
Income from investment operations:
 Net investment income....................            .03       .05        .06       .08       .10       .12
 Net realized and unrealized gains........            .84      2.34       1.48      1.33       .11       .56
                                          ------------------------------------------------------------------
Total from investment operations..........            .87      2.39       1.54      1.41       .21       .68
                                          ------------------------------------------------------------------
Less distributions from:
 Net investment income....................           (.04)     (.06)      (.06)     (.08)     (.10)     (.12)
 Net realized gains.......................          (1.25)     (.43)      (.46)     (.62)     (.83)     (.43)
                                          -------------------------------------------------------------------
Total distributions.......................          (1.29)     (.49)      (.52)     (.70)     (.93)     (.55)
                                          -------------------------------------------------------------------
Net asset value, end of period............          $9.74    $10.16      $8.26     $7.24     $6.53     $7.25
                                          ==================================================================

Total return*.............................           8.32%    29.75%     22.16%    23.78%     2.28%     9.53%

Ratios/supplemental data:
Net assets, end of period (000's).........    $521,621  $462,972   $366,602  $317,463  $279,880  $345,755
Ratios to average net assets:
 Expenses.................................            .89%***   .91%      .95%      .95%       .79%      .69%
 Net investment income....................            .42%***   .61%      .72%     1.21%      1.27%     1.67%
Portfolio turnover rate...................          20.85%    53.67%    59.86%    86.20%     95.18%    51.12%
Average commission rate paid**............           $.0593    $.0641    $.0548    $--        $--       $--


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
***Annualized

FRANKLIN EQUITY FUND
Financial Highlights (continued)


                                                                                        Class II
                                                              Six Months Ended
                                                              December 31, 1997     Year Ended June 30,
                                                               (unaudited)     1997      1996       1995
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period......................           $10.12      $8.23     $7.24     $6.65
                                                          ------------------------------------------------
Income from investment operations:
 Net investment income (loss).............................             (.01)      (.02)      .02       .01
 Net realized and unrealized gains........................              .83       2.34      1.45       .62
                                                          ------------------------------------------------
Total from investment operations..........................              .82       2.32      1.47       .63
                                                          ------------------------------------------------
Less distributions from:
 Net investment income....................................            --         --         (.02)     (.04)
 Net realized gains.......................................            (1.25)      (.43)     (.46)    --
                                                          ------------------------------------------------
Total distributions.......................................            (1.25)      (.43)     (.48)     (.04)
                                                          ------------------------------------------------
Net asset value, end of period............................            $9.69     $10.12     $8.23     $7.24
                                                          ================================================

Total return*.............................................             7.89%     28.93%    20.94%     9.42%

Ratios/supplemental data:
Net assets, end of period (000's).........................           $17,006     $9,554    $4,208      $342
Ratios to average net assets:
 Expenses.................................................             1.70%***   1.72%     1.77%     1.77%***
 Net investment income....................................             (.40%)***  (.22%)    (.10%)     .74%***
Portfolio turnover rate...................................            20.85%     53.67%    59.86%    86.20%
Average commission rate paid**............................             $.0593     $.0641    $.0548     $--

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
***Annualized

 For the period May 1, 1995 (effective date) to June 30, 1995.

FRANKLIN EQUITY FUND
Financial Highlights (continued)


                                                                                             Advisor Class
                                                                           Six Months Ended
                                                                           December 31, 1997 Year Ended June 30,
                                                                              (unaudited)          1997
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period....................................           $10.17          $8.62
                                                                        --------------------------------
Income from investment operations:
 Net investment income..................................................              .04            .03
 Net realized and unrealized gains......................................              .83           1.56
                                                                        --------------------------------
Total from investment operations........................................              .87           1.59
                                                                        --------------------------------
Less distributions from:
 Net investment income..................................................             (.05)          (.04)
 Net realized gains.....................................................            (1.25)         --
                                                                        -----------------------------
Total distributions.....................................................            (1.30)          (.04)
                                                                        ---------------------------------
Net asset value, end of period..........................................            $9.74         $10.17
                                                                        ================================

Total return*...........................................................             8.32%         18.47%

Ratios/supplemental data:
Net assets, end of period (000's).......................................          $13,673         $6,890
Ratios to average net assets:
 Expenses...............................................................              .70%***        .72%***
 Net investment income..................................................              .58%***        .79%***
Portfolio turnover rate.................................................            20.85%         53.67%
Average commission rate paid**..........................................             $.0593         $.0641


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized

  For the period January 2, 1997 (effective date) to June 30, 1997.

See notes to financial statements.

FRANKLIN EQUITY FUND
Statement of Investments, December 31, 1997 (unaudited)

    SHARES                                                                            VALUE
    Common Stocks 90.3%
    Consumer Durables 1.5%
    Mattel, Inc. ................................................................     225,000 $ 8,381,250
                                                                                            -------------
    Consumer Non-Durables 6.7%
    Gillette Co. ................................................................      65,000   6,528,438
    Nike, Inc., Class B..........................................................     100,000   3,925,000
    Pepsico, Inc. ...............................................................     150,000   5,465,625
    Philip Morris Cos., Inc. ....................................................     170,000   7,703,125
    Proctor & Gamble Co. ........................................................      80,000   6,385,000
    Sara Lee Corp. ..............................................................     125,000   7,039,063
                                                                                            -------------
                                                                                               37,046,251
                                                                                            -------------
    Consumer Services 2.9%
 a  AMF Bowling, Inc. ...........................................................      91,800   2,295,000
 a  CapStar Hotel Co. ...........................................................     225,000   7,720,313
 a  Cendant Corp. ...............................................................     175,000   6,015,625
                                                                                            -------------
                                                                                               16,030,938
                                                                                            -------------
    Electronic Technology 11.4%
 a  3Com Corp. ..................................................................     175,000   6,114,063
 a  Ascend Communications, Inc. .................................................      25,000     612,500
 a  Cabletron Systems, Inc. .....................................................      50,000     750,000
 a  Cisco Systems, Inc. .........................................................     225,000  12,543,750
 a  Komag, Inc. .................................................................     425,000   6,321,875
    Lockheed Martin Corp. .......................................................      47,305   4,659,543
    Lucent Technologies, Inc. ...................................................      40,000   3,195,000
    Motorola, Inc. ..............................................................      85,000   4,850,313
 a  Newbridge Networks Corp. (Canada)............................................     150,000   5,231,250
    Nokia Corp., ADR (Finland)...................................................      60,000   4,200,000
 a  Tekelec......................................................................     125,000   3,812,500
 a  Tellabs, Inc. ...............................................................     125,000   6,609,375
 a  Uniphase Corp. ..............................................................     100,000   4,137,500
                                                                                            -------------
                                                                                               63,037,669
                                                                                            -------------
    Energy/Minerals 6.3%
 a  Barrett Resources Corp. .....................................................     225,000   6,806,250
    Mobil Corp. .................................................................      90,000   6,496,875
    Repsol, SA, ADR (Spain)......................................................     150,000   6,384,375
    Ultramar Diamond Shamrock Corp. .............................................     235,000   7,490,625
    YPF, SA, ADR (Argentina).....................................................     225,000   7,692,188
                                                                                            -------------
                                                                                               34,870,313
                                                                                            -------------
    Finance 12.3%
    American International Group, Inc. ..........................................      75,000   8,156,250
    Associates First Capital Corp. ..............................................     115,000   8,179,375
    BankBoston Corp. ............................................................      90,000   8,454,375
    Citicorp.....................................................................      50,000   6,321,875
    Espirito Santo Financial Group, ADR (Luxembourg).............................     350,000   7,109,375
    Providian Financial Corp. ...................................................     200,000   9,037,500
 a  Risk Capital Holdings, Inc. .................................................     175,000   3,893,750
    Finance (cont.)
    Travelers Group, Inc. .......................................................     129,999 $ 7,003,696
    U.S. Bancorp.................................................................      85,000   9,514,688
                                                                                            -------------
                                                                                               67,670,884
                                                                                            -------------
    Health Services 1.3%
    HBO & Co. ...................................................................     125,000   6,000,000
 a  Oxford Health Plans, Inc. ...................................................      75,000   1,167,188
                                                                                            -------------
                                                                                                7,167,188
                                                                                            -------------
    Health Technology 7.8%
    Baxter International, Inc. ..................................................     125,000   6,304,688
    Bristol-Myers Squibb Co. ....................................................      70,000   6,623,750
    Mentor Corp. ................................................................     200,000   7,300,000
    Novartis, AG (Switzerland)...................................................       5,000   8,124,380
    Roche Holdings, AG (Switzerland).............................................         700   6,946,601
 a  Serologicals Corp. ..........................................................     303,000   7,878,000
                                                                                            -------------
                                                                                               43,177,419
                                                                                            -------------
    Industrial Services 2.8%
 a  AES Corp. ...................................................................     250,000  11,656,250
 a  U.S.A. Waste Services, Inc. .................................................     100,000   3,925,000
                                                                                            -------------
                                                                                               15,581,250
                                                                                            -------------
    Non-Energy Minerals 1.6%
    Carpenter Technology Corp. ..................................................     117,400   5,642,538
 a  Ispat International (Netherlands)............................................     150,000   3,243,750
                                                                                            -------------
                                                                                                8,886,288
                                                                                            -------------
    Process Industries 3.9%
    Crown Cork & Seal Co., Inc. .................................................      75,000   3,759,375
 a  Owens-Illinois, Inc. ........................................................     216,900   8,228,644
    Praxair, Inc. ...............................................................     125,000   5,625,000
 a  UCAR International, Inc. ....................................................     100,000   3,993,750
                                                                                            -------------
                                                                                               21,606,769
                                                                                            -------------
    Producer Manufacturing 2.5%
 a  Atchison Casting Corp. ......................................................     130,000   2,112,500
    General Cable Corp. .........................................................      26,700     966,206
    Mark IV Industries, Inc. ....................................................     262,500   5,742,188
    Roper Industries, Inc. ......................................................     150,000   4,237,500
 a  U.S. Filter Corp. ...........................................................      29,300     877,169
                                                                                            -------------
                                                                                               13,935,563
                                                                                            -------------
    Real Estate 1.9%
    FelCor Suite Hotels, Inc. ...................................................     175,000   6,212,500
 a  Security Capital Group, Inc., Class B........................................      83,400   2,710,500
 a  Trammell Crow Co. ...........................................................      67,500   1,738,125
                                                                                            -------------
                                                                                               10,661,125
                                                                                            -------------
    Semiconductors & Semiconductor Equipment 5.6%
 a  Adaptec, Inc. ...............................................................     150,000 $ 5,568,750
 a  Applied Materials, Inc. .....................................................     100,000   3,012,500
    Intel Corp. .................................................................     140,000   9,835,000
    Linear Technology Corp. .....................................................      80,000   4,610,000
 a  Xilinx, Inc. ................................................................     225,000   7,889,063
                                                                                            -------------
                                                                                               30,915,313
                                                                                            -------------
    Software/Technology Services 9.5%
    Adobe Systems, Inc. .........................................................     100,000   4,125,000
 a  Electronic Arts, Inc. .......................................................     200,000   7,562,500
 a  I2 Technologies, Inc. .......................................................     150,000   7,912,500
 a  Oracle Corp. ................................................................     225,000   5,020,313
 a  Parametric Technology Corp. .................................................     200,000   9,475,000
    SAP, AG (Germany)............................................................      25,000   7,580,600
 a  Siebel Systems, Inc. ........................................................         333      13,924
 a  Sterling Commerce, Inc. .....................................................     119,200   4,581,750
 a  Synopsys, Inc. ..............................................................     165,200   5,905,900
                                                                                            -------------
                                                                                               52,177,487
                                                                                            -------------
    Transportation 3.5%
    Air Express International Corp. .............................................     260,000   7,930,000
    C.H. Robinson Worldwide, Inc. ...............................................     162,200   3,629,225
    Pittston Burlington Group....................................................     100,000   2,625,000
    Southwest Airlines Co. ......................................................     202,500   4,986,563
                                                                                            -------------
                                                                                               19,170,788
                                                                                            -------------
    Utilities 8.8%
 a  AirTouch Communications, Inc. ...............................................     200,000   8,312,500
    Enron Corp. .................................................................     250,000  10,390,625
    GTE Corp. ...................................................................     125,000   6,531,250
 a  Paging Network, Inc. ........................................................     750,000   8,062,500
    PG & E Corp. ................................................................     125,000   3,804,688
    Portugal Telecom, SA (Portugal)..............................................     191,400   8,881,043
    TECO Energy, Inc. ...........................................................     100,000   2,812,492
                                                                                            -------------
                                                                                               48,795,098
                                                                                            -------------
    Total Common Stocks (Cost $354,810,416)......................................             499,111,593
                                                                                            -------------


                                                                                    PRINCIPAL
                                                                                     AMOUNT
    Convertible Bonds 2.0%
    Altera Corp., sub. notes, 5.75%, 6/15/02 .................................... $ 1,550,000   2,123,500
    Omnicom Group, Inc., sub. notes, 144A, 4.25%, 1/03/07........................   2,000,000   2,797,500
    Omnicom Group, Inc., sub. notes, 4.25%, 1/03/07..............................   2,000,000   2,740,000
    U.S. Filter Corp., sub. notes, 4.50%, 12/15/01...............................   3,400,000   3,493,500
                                                                                            -------------
    Total Convertible Bonds (Cost $9,679,313)....................................              11,154,500
                                                                                            -------------

                                                                                    PRINCIPAL
                                                                                     AMOUNT        VALUE
 b  Repurchase Agreement 7.2%
    Joint Repurchase Agreement, 6.307%, 1/02/98, (Maturity Value $39,517,881) (Cost $39,504,087)
     B.A. Securities, Inc.
     Barclays de Zoete Wedd Securities, Inc.
     BT Securities Corp.
     Chase Securities, Inc.
     CIBC Wood Gundy Securities Corp.
     Deutsche Bank AG.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner, Kleinwort and Benson, North America L.L.C.
     Greenwich Capital Markets, Inc.
     Paribas Capital Markets Group
     SBC Warburg, Inc.
     UBS Securities L.L.C.
    Collateralized by U.S. Treasury Bills and Notes.............................. $39,504,087$ 39,504,087
                                                                                            -------------
   Total Investments (Cost $403,993,816) 99.5% .................................             549,770,180
    Other Assets, less Liabilities .5% ..........................................               2,529,307
                                                                                            -------------
    Net Assets 100.0%............................................................            $552,299,487
                                                                                            =============

a Non-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1997, all repurchase agreements held by the Fund had been entered into on that date.

See notes to financial statements.

FRANKLIN EQUITY FUND
Financial Statements



Statement of Assets and Liabilities
December 31, 1997 (unaudited)

Assets:
 Investments in securities, at value (cost $403,993,816)................................      $549,770,180
 Cash...................................................................................           627,750
 Receivables:
  Investment securities sold............................................................         3,714,874
  Capital shares sold...................................................................           392,843
  Dividends and interest................................................................           539,467
                                                                                             -------------
Total assets............................................................................       555,045,114
                                                                                             -------------
Liabilities:
 Payables:
  Investment securities purchased.......................................................            95,894
  Capital shares redeemed...............................................................            70,347
  Affiliates............................................................................           467,981
  Shareholders..........................................................................         2,045,739
 Other liabilities......................................................................            65,666
                                                                                             -------------
Total liabilities.......................................................................         2,745,627
                                                                                             -------------
 Net assets, at value...................................................................      $552,299,487
                                                                                             =============
Net assets consist of:
 Undistributed net investment income....................................................         $ 102,143
 Net unrealized appreciation............................................................       145,776,364
 Accumulated net realized gain..........................................................        17,504,365
 Capital shares.........................................................................       388,916,615
                                                                                             -------------
Net assets, at value....................................................................      $552,299,487
                                                                                             =============
Class I:
 Net asset value per share ($521,621,035 / 53,568,229 shares outstanding)*..............             $9.74
                                                                                             =============
 Maximum offering price per share ($9.74 / 95.5%).......................................            $10.20
                                                                                             =============
Class II:
 Net asset value per share ($17,005,937 / 1,755,680 shares outstanding)*................             $9.69
                                                                                             =============
 Maximum offering price per share ($9.69 / 99.0%).......................................             $9.79
                                                                                             =============
Advisor Class:
 Net asset value and maximum offering price per share ($13,672,515 / 1,403,474 shares outstanding)   $9.74
                                                                                             =============
*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

FRANKLIN EQUITY FUND
Financial Statements (continued)


Statement of Operations
for the six months ended December 31, 1997 (unaudited)

Investment income:
(net of foreign taxes of $15,449)
 Dividends......................................................................  $ 2,307,498
 Interest.......................................................................    1,216,420
                                                                                -------------
Total investment income.........................................................               $ 3,523,918
Expenses:
 Management fees (Note 3).......................................................    1,351,623
 Distribution fees (Note 3)
  Class I.......................................................................      497,560
  Class II......................................................................       66,550
 Transfer agent fees (Note 3)...................................................      340,835
 Custodian fees.................................................................        9,393
 Reports to shareholders........................................................       94,696
 Registration and filing fees...................................................       42,063
 Professional fees..............................................................       18,054
 Directors' fees and expenses...................................................       12,561
 Other..........................................................................        8,507
                                                                                -------------
Total expenses..................................................................                 2,441,842
                                                                                             -------------
 Net investment income..........................................................                 1,082,076
                                                                                             -------------
Realized and unrealized gains:
 Net realized gain from:
  Investments...................................................................   27,709,807
  Foreign currency transactions.................................................       19,189
                                                                                -------------
Net realized gain...............................................................                27,728,996
                                                                                             -------------
 Net unrealized appreciation on investments.....................................                10,771,761
                                                                                             -------------
Net realized and unrealized gain................................................                38,500,757
                                                                                             -------------
Net increase in net assets resulting from operations............................               $39,582,833
                                                                                             =============

See notes to financial statements.

FRANKLIN EQUITY FUND
Financial Statements (continued)



Statements of Changes in Net Assets
for the six months ended December 31, 1997 (unaudited) and the year ended June 30, 1997

                                                                               Six Months        Year
                                                                             Ended 12/31/97  Ended 6/30/97
                                                                             -----------------------------
Increase in net assets:
 Operations:
  Net investment income......................................................   $ 1,082,076   $ 2,459,947
  Net realized gain from investments and foreign currency transactions.......    27,728,996    53,832,495
  Net unrealized appreciation on investments.................................    10,771,761    52,251,082
                                                                             -----------------------------
Net increase in net assets resulting from operations.........................    39,582,833   108,543,524
Distributions to shareholders from:
 Net investment income:
  Class I....................................................................    (1,876,306)   (2,742,841)
  Class II...................................................................            --          (499)
  Advisor Class..............................................................       (57,518)      (13,857)
 Net realized gains:
  Class I....................................................................   (59,596,634)  (19,328,932)
  Class II...................................................................    (1,734,194)     (302,817)
  Advisor Class..............................................................    (1,486,880)           --
                                                                             -----------------------------
Total distributions to shareholders..........................................   (64,751,532)  (22,388,946)
Capital share transactions (Note 2):
  Class I....................................................................    81,874,571    12,024,439
  Class II...................................................................     8,420,480     3,888,815
  Advisor Class..............................................................     7,756,721     6,538,415
                                                                             -----------------------------
Total capital share transactions.............................................    98,051,772    22,451,669


Net increase in net assets...................................................    72,883,073   108,606,247

Net assets:
 Beginning of period.........................................................   479,416,414   370,810,167
                                                                             -----------------------------
 End of period...............................................................  $552,299,487  $479,416,414
                                                                             =============================
Undistributed net investment income included in net assets:
 End of period...............................................................     $ 102,143           $--
                                                                             =============================

See notes to financial statements.

FRANKLIN EQUITY FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Equity Fund (the Fund) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund seeks to provide capital growth. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the foreign exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2.  CAPITAL STOCK

The Fund offers three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were 5 billion shares authorized (no par value), of which 2 billion shares each were designated as Class I and Class II, and 1 billion shares were designated as Advisor Class. Transactions in the Fund's shares were as follows:


                                                         Six Months Ended                Year Ended
                                                         December 31, 1997              June 30, 1997
                                                        Shares      Amount          Shares       Amount
Class I
 Shares sold....................................... 10,478,512 $112,173,278       12,390,036 $110,637,538
 Shares issued in reinvestment of distributions....  5,721,285   56,525,963        2,264,152   20,354,201
 Shares redeemed................................... (8,185,335) (86,824,670)     (13,503,886)(118,967,300)
 Net increase......................................  8,014,462 $ 81,874,571        1,150,302 $ 12,024,439
Class II
 Shares sold.......................................    959,026 $ 10,133,535          709,987  $ 6,305,367
 Shares issued in reinvestment of distributions....    160,015    1,573,025           30,191      268,397
 Shares redeemed...................................   (307,805)  (3,286,080)        (307,006)  (2,684,949)
 Net increase......................................    811,236  $ 8,420,480          433,172  $ 3,888,815
Advisor Class*
 Shares sold.......................................    812,239  $ 8,875,312          732,158  $ 7,035,865
 Shares issued in reinvestment of distributions....    156,315    1,544,399            1,393       13,857
 Shares redeemed...................................   (242,616)  (2,662,990)         (56,015)    (511,307)
 Net increase......................................    725,938  $ 7,756,721          677,536  $ 6,538,415
*Effective date of Advisor Class shares was January 2, 1997.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

      Annualized Fee Rate  Month-End Net Assets
      0.625%            First $100 million
      0.50%             Over $100 million, up to and including $250 million
      0.45%             In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% and 1.00% per year of its average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $51,713 and $3,245, respectively.


4. INCOME TAXES

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $404,429,461 was as follows:

      Unrealized appreciation                  $153,133,424
      Unrealized depreciation                    (7,792,705)
      Net unrealized appreciation              $145,340,719

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1997 aggregated $142,481,997 and $103,745,217, respectively.



Franklin Equity Fund - Semi-Annual Report December 31, 1997
APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the Portfolio Breakdown based on total net assets. Period ended 12/31/97

Finance                       12.3%
Electronics Technology        11.4%
Software/Technology Services   9.5%
Utilities                      8.8%
Health Technology              7.8%
Consumer Non-durables          6.7%
Other Sectors                 35.8%
Short-Term Obligations
& Other Net Assets             7.7%